UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 6, 2008
Champion Enterprises, Inc.

(Exact Name of Registrant as Specified in Its Charter)
Michigan

(State or Other Jurisdiction of Incorporation)

1-9751	38-2743168

(Commission File Number)	(IRS Employer Identification No.)

755 W. Big Beaver, Suite 1000, Troy, Michigan	48084

(Address of Principal Executive Offices)	(Zip Code)
(248) 614-8200

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of certain Officers; Compensatory Arrangements of Certain Officers.
(b)     David S. Weiss, a director of Champion Enterprises, Inc. (“Champion”), announced to the Board of Directors on March 6, 2008 that he would not stand for reelection at the 2008 Annual Meeting of Shareholders at which time his term of office as director is scheduled to expire.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHAMPION ENTERPRISES, INC.
By:	/s/ Roger K. Scholten
Roger K. Scholten, Senior Vice President,
General Counsel and Secretary

Date: March 10, 2008